UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 27, 2005

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	000-26020	43-1641533
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200
DELRAY BEACH, FLORIDA 33445
(Address of principal executive offices)

561-805-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On December 29, 2005, VeriChip Corporation (“VeriChip”) a subsidiary of Applied Digital Solutions, Inc. (the “Company’”) filed a Registration Statement on Form S-1 to register shares of its common stock in an initial public offering. VeriChip intends to apply to have its common stock quoted on the Nasdaq National Market under the symbol “CHIP.”  VeriChip intends to reserve for sale a percentage of the shares to be offered in the initial public offering to the Company’s shareholders through a directed share program. The underwriters of the offering will be Merriman Curhan Ford & Co. and Kaufman Bros., L.P. The number of shares to be offered and the price range for the offering have not yet been determined. However, the Company plans to retain a majority interest in, and therefore to continue to consolidate the financial results of, VeriChip. The Registration Statement on Form S-1 has not yet become effective and the securities being offered may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

In connection with VeriChip’s Registration Statement on Form S-1, on December 27, 2005, the Company and VeriChip entered into a Transition Services Agreement, a Commercial Loan Agreement, a Security Agreement and a Revolving Line of Credit Note. In addition, effective December 28, 2005, VeriChip and Digital Angel Corporation (“Digital Angel”) (AMEX:DOC), a majority-owned subsidiary of the Company, entered into an Amended and Restated Supply, License and Development Agreement. Each of these agreements is more fully discussed below.

Under the terms of the Transition Services Agreement, the Company has agreed to provide VeriChip with certain administrative transition services, including payroll, legal, finance, accounting, information technology, tax services, and services related to VeriChip’s initial public offering. As compensation for these services, VeriChip has agreed to pay the Company (i) approximately $62,000 per month for fixed costs allocable to these services, (ii) the Company’s reasonable out-of-pocket direct expenses incurred in connection with providing these services that are not included in the agreement as a monthly fixed cost, (iii) the Company’s expenses incurred in connection with services provided to VeriChip in connection with its initial public offering of its common stock, and (iv) any charges by third party service providers that may or may not be incurred as part of the offering and that are attributable to transition services provided to or for VeriChip. The term of the agreement continues until such time as VeriChip requests that the Company cease to perform such services, provided that the Company is not obligated to continue to provide the transition services for more than two years. Except for any request by VeriChip that the Company cease to perform transition services, the agreement may not be terminated by either party except in the event of a material default in the Company’s delivery of the transition services or in VeriChip’s payment for those services.

The Company and VeriChip converted amounts due to the Company by VeriChip, which were approximately $6.7 million on September 30, 2005, into a revolving line of credit under the terms of the Commercial Loan Agreement, Security Agreement and Revolving Line of Credit Note. The note provides for advances of up to $8.5 million, interest on the unpaid principal balance outstanding from time to time equal to the prime rate of interest as published in the Wall Street Journal and a stated balloon payment of principal and interest due on December 27, 2010. Not withstanding the stated maturity date, the Company, at its sole discretion, has the option to extend the note on the renewal dated of June 27, 2007 and on each anniversary date of the renewal date until the maturity date. In addition, if a change in VeriChip’s ownership or management occurs, as defined in the loan agreement, or VeriChip completes the initial public offering of its common stock, a balloon payment of principal and interest is due within two business days of the event. The loan is subordinated to the obligations of VeriChip under its credit agreement with the Royal Bank of Canada, and is collateralized by security interests in all property and assets of VeriChip, except as otherwise encumbered by the rights of the Royal Bank of Canada under its credit agreement with VeriChip, Inc., a wholly-owned subsidiary of VeriChip.

VeriChip executed an exclusive eleven year supply and license agreement dated March 4, 2002 with Digital Angel covering the manufacturing, purchasing and distribution of VeriChip’s implantable microchip. Effective December 28, 2005, VeriChip and Digital Angel entered into an Amended and Restated Supply, License and Development agreement. Under this agreement, Digital Angel has granted to VeriChip exclusive rights to Digital Angel’s implantable microchip and radio frequency identification technology for the primary purpose of secure, human identification. Digital Angel is VeriChip’s sole supplier of microchips relating to this business. VeriChip’s exclusivity only applies as long as it meets certain minimum purchase requirements. Specifically, the minimum purchase requirements are currently $0, $875,000, $1,750,000 and $2,500,000 for each of 2006, 2007, 2008 and

2009, respectively, and $3,750,000 for 2010 and each year thereafter. This agreement continues until March 2013, and, as long as VeriChip continues to meet the minimum purchase requirements, will automatically renew on an annual basis until the expiration of the last of Digital Angel’s patents covering the supplied products. A key patent related to the implantable microchip will expire on May 8, 2010. The agreement may be terminated prior to its stated term under specified events, such as a bankruptcy of the other party or an uncured default under the agreement. Further, the agreement provides that Digital Angel shall, at VeriChip’s option, furnish and operate a computer database to provide data collection, storage and related services for VeriChip’s customers for a fee as provided. The Amended and Restated Supply, License and Development Agreement will be filed as an exhibit to the Company’s next periodic report or as an amendment  to this Form 8-K.

Section 8- Other Events

VeriChip filed a Registration Statement on Form S-1 to register shares of its common stock in an initial public offering as more fully discussed in Section 1.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

10.1	Transition Services Agreement between Applied Digital Solutions, Inc. and VeriChip Corporation, dated December 27, 2005

10.2	Commercial Loan Agreement between Applied Digital Solutions, Inc. and VeriChip Corporation dated December 27, 2005

10.3	Security Agreement between Applied Digital Solutions, Inc. and VeriChip Corporation dated December 27, 2005

10.4	Revolving Line of Credit Note between Applied Digital Solutions, Inc. and VeriChip Corporation dated December 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Digital Solutions, Inc.

Date: January 3, 2006	/s/ Evan C. McKeown
Evan C. McKeown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Transition Services Agreement between Applied Digital Solutions, Inc. and VeriChip Corporation, dated December 27, 2005

10.2	Commercial Loan Agreement between Applied Digital Solutions, Inc. and VeriChip Corporation dated December 27, 2005

10.3	Security Agreement between Applied Digital Solutions, Inc. and VeriChip Corporation dated December 27, 2005

10.4	Revolving Line of Credit Note between Applied Digital Solutions, Inc. and VeriChip Corporation dated December 27, 2005

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